INCOME TAXES - Tax Expense (Benefit) (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Income Tax Disclosure [Abstract]
Statutory tax rate	0.00%	0.00%	0.00%
Effect of movement in deferred tax balances	$ 172	$ 118	$ 431
Effect of adjustments in respect of current tax in prior periods	37	86	(369)
Effect of taxable income in various countries	772	820	1,205
Total income tax expense	981	1,024	$ 1,267
Deferred tax liabilities	$ 600	$ 1,700